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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                September 8, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-19557                 36-3777824
-----------------------------          ------------         --------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                1955 W. Field Court, Lake Forest, Illinois   60045
              -------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


                                 (847) 803-4600
                                ----------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         (d) On September 8, 2005, the board of directors of Salton, Inc. increased the size of the board to nine directors and elected Mr. Lester C. Lee as a new director (to serve in Class III).

         Mr. Lee served as President, North America of Rayovac Corporation from November 2003 to April 2005. From August 1977 to November 2003, Mr. Lee served in several management positions at Remington Consumer Products, most recently as President, North America from January 2001 to November 2003. Prior to that time, Mr. Lee served in management positions at Pacific Bell Mobile Services from 1995 to 1997 and at Norelco Consumer Products Company from 1989 to 1995.

         Pursuant to a Support Agreement dated July 5, 2005 (as amended, the "Support Agreement") relating to Salton's recently completed private debt exchange offer, Salton agreed to elect to its board of directors a new independent director designated by certain former holders of Salton's senior subordinated debt. Mr. Lee was designated by such former debt holders, and the board of directors on September 8, 2005 elected Mr. Lee to serve as a director in accordance with the terms of the Support Agreement.

         Mr. Lee has not engaged in any transactions with Salton required to be disclosed by Item 404(a) of Regulation S-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2005

                                    SALTON, INC.


                                    /s/ WILLIAM B. RUE
                                    ----------------------------------
                                    William B. Rue
                                    President and Chief Operating Officer
                                    and Director


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